                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2003

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)  $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $23,387,173.55
                                     --------------------
                                (2) ( $ 0.0000410        , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $0.00                    1.4300000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $1,581,625.31            1.6200000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000028        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.4000000%
                                                                                                 ---------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):

       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $393,247,925.19
                                                                   -------------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:                 -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $358,647,925.19
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               0.62876565
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $423,655.54
                                                                                  --------------------
            (2)   $ 0.5101825        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:   $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:       $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:  ($59.52)
                                                                                            -----------------

       (b)  Delinquent Contracts                      # Disb.       %               $ Amount        %
                                                      -------       -               --------        -
            30-60 Days Delinquent                        604       1.85%           $ 7,572,473    2.23%
            61-90 Days Delinquent                        280       0.86%           $ 3,686,182    1.09%
            91-120 Days Delinquent                       255       0.78%           $ 3,645,182    1.07%
            More than 120 Days Delinquent                471       1.44%           $ 6,503,346    1.91%
            Claims Filed Awaiting Payment                206       0.63%           $ 1,610,915    0.47%
                                                       -----       ----            -----------    ----
               TOTAL                                   1,816       5.57%           $23,018,098    6.78%

(viii) Amount in the Reserve Account:          $1,297,500.00
                                               --------------------

(ix)   Amount in the Prefunding Account:       $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        --------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes: $0.00
                                                                        --------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date       8.42%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.


                                   page 8 of 8